EXECUTION VERSION

Exhibit 10.9

AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT
This AMENDMENT NO. 1, dated as of September 10, 2012 (this “Amendment”), is entered into by and among WireCo WorldGroup Inc. (the “Company”), the affiliates of the Company signatory hereto (each a “New Guarantor” and, collectively, the “New Guarantors”), and Solar Capital Ltd., BlackRock Kelso Mezzanine Partners I, LLC and KCAP Financial, Inc., as Purchasers (collectively, the “Purchasers”).
W I T N E S S E T H :
WHEREAS the Company, the existing Guarantors and the Purchasers have heretofore executed and delivered a Note Purchase Agreement, dated as of July 12, 2012 (as amended, supplemented or otherwise modified in accordance with its terms, the “Note Purchase Agreement” or “NPA”), providing for the issuance on July 12, 2012 of 11.75% Senior Notes due 2017, in an aggregate principal amount of $82,500,000 (collectively, the “Notes”);
WHEREAS Section 9.10 of the NPA provides, in part, that if any Subsidiary that is not a Domestic Subsidiary becomes a guarantor under Credit Facilities, such Subsidiary shall become a Guarantor;
WHEREAS Section 17.1 of the NPA provides that without the consent of any holder of Notes, the Company, the Guarantors and the Purchasers may amend or supplement the NPA, the Notes or the Notes Guarantees to allow a new Guarantor to become party to the NPA;
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantors, the Company and the Purchasers mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the NPA.
2.    Agreement to Guarantee. The New Guarantors hereby agree, jointly and severally with all existing Guarantors, to unconditionally guarantee the Company’s obligations under the Notes on the terms and subject to the conditions set forth in Section 19 of the NPA and to be bound by all other applicable provisions of the NPA and the Notes and to perform all of the obligations and agreements of a Guarantor under the NPA.
3.    Ratification of NPA; Amendment Part of NPA. Except as expressly amended hereby, the NPA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the NPA for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
4.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

W/1977911v7
W/1977911

LA\2865181.3

EXECUTION VERSION

Exhibit 10.9

5.    Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.
6.    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction thereof.
7.    Additional Waivers by Mexican Guarantors. In addition to the waivers and acknowledgements provided in this Amendment, each Guarantor incorporated and organized under the laws of the United Mexican States (each a “Mexican Guarantor”) hereby unconditionally and irrevocably waives, to the fullest extent permitted by law, to the benefits of orden, excusión, división, quita, novación, espera and modificación which may be available to it under Articles 2813, 2814, 2815, 2817, 2818, 2820, 2821, 2822, 2823, 2827, 2836, 2840, 2842, 2845, 2846, 2847, 2848, 2849 and other related articles of the Mexican Federal Civil Code in effect and the corresponding articles of the Civil Codes of all States of Mexico and the Federal District of Mexico. Each Mexican Guarantor represents that it is familiar with the contents of these articles and agrees that they need not be reproduced herein. Notwithstanding any other provisions contained in this Amendment, with respect to any action or proceeding arising out of or relating to this Amendment or the NPA involving a Mexican Guarantor, each of the parties hereto hereby expressly and irrevocably (i) submits to the jurisdiction of the United States District Court of the Southern District of New York, or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York, and any appellate court therefrom; (ii) waives any other jurisdiction to which it may be entitled by reason of its present or future domicile or otherwise; and (iii) waives any objection to those courts on the ground of venue or forum non conveniens.
8.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
9.    Jurisdiction and Process; Waiver of Jury Trial. (a) Each of the Company and the New Guarantors and the Purchasers agrees that any suit or proceeding arising in respect of this Amendment will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York and the Company and the New Guarantors and the Purchasers agree to submit to the jurisdiction of, and to venue in, such court.
(b) Each of the Company, the New Guarantors and the Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

LA\2865181.3

EXECUTION VERSION

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first written above.

                        WIRECO WORLDGROUP INC.

By:    /s/ Ira Glazer
Name: Ira Glazer
Title: President and CEO

[Signature Page to Mexico NPA Amendment]

LA\2865181.3

EXECUTION VERSION

Exhibit 10.9

THE NEW GUARANTORS:

ACEROS CAMESA, S.A. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

INCAM S.A. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address:Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

CORCAM S.A. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

WIRE ROPE CORPORATION DE MEXICO I, S. DE R.L. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

[Signature Page to Mexico NPA Amendment]

LA\2865181.3

EXECUTION VERSION

Exhibit 10.9

WIRECO MEX, S. DE R.L. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

WIRECO MEXICO ACQUISITION, S. DE R.L. DE C.V.
By: /s/ Victor Andrade Ruiz
Name: Victor Andrade Ruiz
Title: Attorney-in-fact
Address: Margarita Maza de Juarez No. 154,
Col. Nueva Industrial Vallejo,
CP 07700, México, D.F.

[Signature Page to Mexico NPA Amendment]

LA\2865181.3

EXECUTION VERSION

Exhibit 10.9

Accepted as of the date hereof:
SOLAR CAPITAL LTD.
BLACKROCK KELSO MEZZANINE PARTNERS I, LLC
KCAP FINANCIAL, INC.

SOLAR CAPITAL LTD.

By:	/s/ Brian Gerson

Name:	Brian Gerson

Title:	Authorized Signatory

BLACKROCK KELSO MEZZANINE PARTNERS I, LLC
By: BKCA Mezzanine Advisors, LLC, its investment manager

By: /s/ Michael B. Lazar
        Name: Michael B. Lazar
        Title: Authorized Person

KCAP FINANCIAL, INC.

By: /s/ Dayl W. Pearson
Name:    Dayl W. Pearson
Title:    Chief Executive Officer

[Signature Page to Mexico NPA Amendment]

LA\2865181.3